SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    January 15, 2003
                                                 _______________________________




                             Magnolia Ventures, Inc.
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)





           Nevada                      000-31153                 88-0355504
____________________________    ________________________     ___________________
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)





       800 East Colorado Boulevard, 5th Floor, Pasadena, California 91101
       __________________________________________________________________
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (626) 817-6505
                                                   _____________________________



            6767 Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On January 15, 2003, AP Henderson Group, a Nevada corporation ("AP Henderson") wholly-owned by Richard Henry, completed a reverse acquisition of the Registrant pursuant to which the Registrant acquired all of the outstanding shares of AP Henderson capital stock in exchange for a controlling interest in the Registrant (the "Reorganization"). Pursuant to a share purchase agreement dated January 15, 2003 between Peggy Melilli, Dennis Melilli, and Sherri Lynn Cooper, the former officers and directors of the Registrant, on the one hand, and Richard Henry, on the other hand, Mr. Henry purchased an aggregate of 17,829,048 shares of outstanding common stock of the Registrant. The share purchase agreement also provided that the Melillis and Ms. Cooper would resign as directors and officers and be replaced with Mr. Henry and Richard Lui as the officers and directors of the Registrant. Immediately after the close of the share purchase agreement, Mr. Henry entered into a separate securities purchase agreement with the Registrant whereby he sold all of the outstanding capital shares of AP Henderson to the Registrant in consideration of the Registrant's issuance of 3,000,000 shares of common stock to Mr. Henry. AP Henderson is engaged in the business owning and operating a petrochemical refinery and agricultural chemical manufacturing company in the People's Republic of China.

         As noted above, in connection with the Reorganization, all of the pre-Reorganization officers and directors of the Registrant resigned and Richard Henry and Richard Lui were appointed as directors of the Registrant. Mr. Henry was also appointed to serve as Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Secretary of the Registrant.

         (b) The table below sets forth certain information with respect to the beneficial ownership of the Registrant's common stock as of January 29, 2003 by:

             o persons known by the Registrant to be the beneficial owners of more than five percent (5%) of its issued and outstanding common stock;

             o   each of the Registrant's executive officers and directors; and

             o   all of the Registrant's officers and directors as a group.

         Percentages are computed using a denominator of 24,000,000 shares of common stock outstanding.


NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES     PERCENT OF CLASS
____________________________________     ________________     ________________

Richard Henry                               20,829,048             86.79%
800 E. Colorado Boulevard,
5th Floor
Pasadena, California  91101

NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES     PERCENT OF CLASS
____________________________________     ________________     ________________

Richard Lui                                    763,800              3.18%
800 E. Colorado Boulevard,
5th Floor
Pasadena, California  91101

All officers and directors as a group       21,592,848             89.97%
(2 persons)

____________________________________


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 5.  OTHER EVENTS.

         Within approximately the next 15 days, the Registrant expects to change its name to AP Henderson Group and effect a 1.875 for one split of its outstanding shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  Financial Statements and Pro Forma Financial Information.
                  ________________________________________________________

                  The  Registrant   intends  to  file  the  required   financial
statements and pro forma financial information by way of an amendment to this Form 8-K on or before March 31, 2003.

         (c)      Exhibits.
                  ________

                  2.1 Securities Purchase Agreement dated January 15, 2003 between Richard Henry and the Registrant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAGNOLIA VENTURES, INC.
                                  (Registrant)


Date:  January 30, 2003           By:/s/   RICHARD HENRY
                                     ___________________________________________
                                           Richard Henry,
                                           President and Chief Executive Officer